United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 31, 2004
                                -----------------


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                  0-10652                               94-2751350
         (Commission File Number)          (IRS Employer Identification No.)


                300 Park Marina Circle, Redding, California 96001
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On December 31, 2004, the registrant, North Valley Bancorp, entered into an Executive Deferred Compensation Agreement with John A. DiMichele, Executive Vice President of North Valley Bancorp and the President and Chief Executive Officer of Yolo Community Bank, a wholly owned subsidiary of North Valley Bancorp. On December 31, 2004, North Valley Bancorp also entered into an Executive Deferred Compensation Agreement with Leo J. Graham, General Counsel and Secretary of North Valley Bancorp and its wholly owned subsidiaries, North Valley Bank and Yolo Community Bank. The Agreements are non-qualified executive benefit plans in which the eligible executive voluntarily elects to defer some or all of his compensation in exchange for the registrant's promise to pay a deferred benefit. The deferred compensation is credited with interest and the accrued liability is paid to the executive at retirement, or upon death, disability or a change in control of the registrant. Each Agreement is an unfunded plan, which means there are no specific assets set aside to fund the plan. The registrant contemplates the possible purchase of life insurance policies on the lives of John A. DiMichele and Leo J. Graham in order to provide for payment of the registrant's obligations under the respective Agreements.

         Copies of the Executive Deferred Compensation Agreements between North Valley Bancorp and Messrs. DiMichele and Graham are attached to this report as Exhibits 10(nn) and Exhibit 10(oo), respectively, and are incorporated here by reference.

         Also on December 31, 2004, the registrant, North Valley Bancorp, entered into a Director Deferred Fee Agreement with Martin Mariani, a Director of Yolo Community Bank, a wholly owned subsidiary of North Valley Bancorp. The Agreement is a non-qualified benefit plan in which the eligible (outside) director voluntarily elects to defer some or all of his fees in exchange for the registrant's promise to pay a deferred benefit. The deferred fees are credited with interest and the accrued liability is paid to the director at retirement, or upon death, disability or a change in control of the registrant. The Agreement is an unfunded plan, which means there are no specific assets set aside to fund the plan. The registrant contemplates the possible purchase of a life insurance policy on the life of Martin Mariani in order to provide for payment of the registrant's obligations under the Agreement.

         A copy of the Director Deferred Fee Agreement between North Valley Bancorp and Martin Mariani is attached to this report as Exhibit 10(pp) and is incorporated here by reference.


Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits

      10(nn)     Executive Deferred Compensation Agreement for John A. DiMichele
      10(oo)     Executive Deferred Compensation Agreement for Leo J. Graham
      10(pp)     Director Deferred Fee Agreement for Martin Mariani

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH VALLEY BANCORP
                                        (Registrant)


Dated:  January 4, 2005.                By: /s/ EDWARD J. CZAJKA
                                            ----------------------------------
                                            Edward J. Czajka
                                            Executive Vice President and
                                            Chief Financial Officer

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